UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2018

Univar Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37443	26-1251958
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

3075 Highland Parkway, Suite 200 Downers Grove, IL 60515
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (331) 777-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐ Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events
Univar Inc. (the “Company”) is filing this Current Report on Form 8-K to recast financial statements and other financial information previously included in its Annual Report on Form 10-K (the “2017 Form 10-K”) for the year ended December 31, 2017, filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2018.
In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update ("ASU") 2017-07 “Compensation - Retirement Benefits” (Topic 715) - “Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.” The ASU requires entities to disaggregate the service cost component from the other components of net periodic benefit costs and present it with other current compensation costs for related employees in the income statement, and present the other component elsewhere in the income statement and outside of income from operations if that subtotal is presented. The amendments in this update also allow only the service cost component to be eligible for capitalization when applicable.
In August 2016, the FASB issued ASU 2016-15 “Statement of Cash Flows” (Topic 230) - “Classification of Certain Cash Receipts and Cash Payments.” The ASU clarifies and provides specific guidance on eight cash flow classification issues that that were not addressed within the previous guidance. The guidance for both ASU's is to be applied using a retrospective transition method to each period presented.
As previously reported in Univar’s Quarterly Reports on Form 10-Q for the period ended March 31, 2018 and June 30, 2018, the Company adopted ASU 2017-07 and ASU 2016-15 on January 1, 2018 applying the retrospective presentation requirements to the periods presented. Although ASU 2017-07 and ASU 2016-15 both require the Company to apply these retroactive adjustments to annual disclosures the next time it files its prior year financial statements, the Company determined to voluntarily file this Current Report on Form 8-K to reflect the adjustments to such prior year financial information at this time.
ASU 2017-07 impacted the operating income subtotal presented on the Consolidated Statements of Operations for the years ended December 31, 2017, 2016 and 2015, as well as items within the 2017 Form 10-K referencing operating income. ASU 2016-15 impacted net cash provided by operating activities and net cash used by financing activities on the Consolidated Statements of Cash Flows for the years ended December 31, 2017, 2016 and 2015, as well as items within the 2017 Form 10-K referencing net cash provided by operating activities and net cash used by financing activities. Adoption of the ASU's did not impact the Company’s net income (loss), income (loss) per common share, the Consolidated Statements of Comprehensive Income (Loss), the Consolidated Balance Sheets, or Consolidated Statements of Changes in Stockholders’ Equity for the periods presented.
The Company has also updated the presentation for the following: (i) gross profit from the Consolidated Statements of Operations, the Segments and Quarterly financial information (unaudited) footnotes, Selected Financial Data and Management’s Discussion and Analysis of Financial Condition and Results of Operations; (ii) gross margin from Selected Financial Data; and (iii) enhanced disclosures in the Income taxes footnote. Accordingly, the Company is filing this Current Report on Form 8-K to recast impacted areas within the following items of the 2017 Form 10-K:

•	Item 1 — Business

•	Item 6 — Selected Financial Data

•	Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 8 — Financial Statements and Supplementary Data
Except the reporting changes described above, the Company has not updated or enhanced any other disclosures presented in its 2017 Form 10-K. All other information is presented as of the original filing date and has not been updated in this Current Report on Form 8-K. Without limitation of the foregoing, this Current Report on Form 8-K does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2017 Form 10-K with respect to any uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is included in Univar’s other filings with the SEC including the Quarterly Reports on Form 10-Q filed May 10, 2018 and August 1, 2018 and the Current Reports on Form 8-K filed September 17, 2018 and September 18, 2018. This Form 8-K should be read in conjunction with the 2017 Form 10-K and the Company’s other SEC filings. Other filings may contain important information regarding uncertainties, trends, risks, events, transactions, developments and updates to certain expectations of the Company that may have been reported since the filing of the 2017 Form 10-K.
Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Some of the forward-looking statements can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “should,” “could,” “seeks,” “intends,” “plans,” “estimates,” “anticipates” or other comparable terms. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Current Report on Form 8-K and include statements regarding our intentions, beliefs or current expectations concerning, among other things, our results of operations, financial condition, macro-economic conditions, liquidity, prospects, business trends, currency trends, competition, markets, growth strategies and the industries in which we operate and including, without limitation, statements relating to our estimated or anticipated financial performance or results. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industries in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this Current Report on Form 8-K. In addition, even if our results of operations, financial condition and liquidity, and the development of the industries in which we operate are consistent with the forward-looking statements contained in this Current Report on Form 8-K, those results or developments may not be indicative of results, conditions or developments in subsequent periods. A number of important factors could cause actual results to differ materially from those contained in or implied by the forward-looking statements, including those reflected in forward-looking statements relating to our operations and business and the risks and uncertainties discussed in Part I Item1A “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and in our other Securities and Exchange Commission filings, as well as various factors related to the proposed acquisition of Nexeo Solutions Inc. (“Nexeo”), including but not limited to the failure to obtain necessary regulatory or other approvals for the transactions contemplated in connection with the proposed acquisition of Nexeo (the “merger transactions”), which could result in a material delay in, or the abandonment of, the merger transactions or otherwise have a material adverse effect on Univar or Nexeo, or if obtained, the possibility of Univar being subjected to conditions that could reduce or delay the expected cost savings and other benefits of the merger transactions; the failure to obtain necessary stockholder approvals for the Univar share issuance and the adoption of the merger agreement; the obligation of Univar to complete the merger transactions even if financing is not available or is available only on terms other than those currently anticipated; the failure to satisfy required closing conditions or complete the merger transactions in a timely manner or at all; the risk that the merger transactions may not qualify for the intended tax treatment; the effect of the announcement of the merger transactions on each company’s ability to retain and hire key personnel, maintain business relationships, and on operating results and the businesses generally; the effect of restrictions placed on Univar’s and Nexeo’s respective subsidiaries’ business activities and ability to pursue alternatives to the merger transactions pursuant to the merger agreement; the terms and availability of indebtedness planned to be incurred in connection with the merger transactions; the risk that Univar may not be able to maintain its investment grade rating; the potential impact of the merger transactions on the stock price of Univar; the failure to realize projected cost savings and other benefits from the merger transactions; the incurrence of significant pre- and post-transaction related costs in connection with the merger transactions that are, and will be, incurred regardless of whether the merger transactions are completed; and the occurrence of any event giving rise to the right of a party to terminate the merger agreement. There can be no assurance that the proposed acquisition of Nexeo or any other transaction described above will in fact be consummated in the manner described or at all.
All forward-looking statements made in this Current Report on Form 8-K are qualified by these cautionary statements. These forward-looking statements are made only as of the date of this Current Report on Form 8-K and we do not undertake any obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise and changes in future operating results over time or otherwise.
Comparisons of results between current and prior periods are not intended to express any future trends, or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP
99.1
Retrospective revisions to the following portions of Univar Inc.'s Annual Report on Form 10-K for the year ended December 31, 2017, as originally filed with the Securities and Exchange Commission on February 28, 2018: Item 1. Business; Item 6. Selected Financial Data; Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations; and Item 8. Financial Statements and Supplementary Data.

101.1	XBRL Instance Document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2018	Univar Inc.

	By:	/s/ Jeffrey W. Carr
	Name:	Jeffrey W. Carr
	Title:	Senior Vice President, General Counsel and Secretary